UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2008

COMSYS IT PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27792	56-1930691
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File No.)	Identification Number)
4400 Post Oak Parkway, Suite 1800
Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 386-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On May 12, 2008, COMSYS IT Partners, Inc. (the “Company”) reported via press release its finalization of the accounting treatment for a part of the consideration to be paid in the acquisition of Praeos and certain revisions of the Company’s results of operations for its first quarter ended March 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Note: The information contained in this report (including Exhibit 99.1) is intended to be deemed “filed” rather than “furnished” under the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Items
     On May 12, 2008, the Company reported it was unable to file its Quarterly Report on Form 10-Q for the period ended March 30, 2008 (the “Form 10-Q”), with the Securities and Exchange Commission (the “SEC”) by the prescribed due date as more fully described in the Form 12(b)-25 filed with the SEC on May 12, 2008. The Company intends to file the Form 10-Q today.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated May 12, 2008
[SIGNATURE PAGE TO FOLLOW]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.
Date: May 12, 2008	By:	/s/ Amy Bobbitt
		Name:	Amy Bobbitt
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated May 12, 2008